SUPPLEMENTAL AGREEMENT NO. GOT-PA-3780-SA-14

to

Purchase Agreement No. PA-3780

between

THE BOEING COMPANY

and

GAC Inc..

Relating to Boeing Model [****] Aircraft

THIS SUPPLEMENTAL AGREEMENT is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and GAC Inc., a company organized under the laws of the Cayman Island (Customer);

Customer and Boeing entered into Purchase Agreement No. PA-3780, dated October 01, 2012 as amended, and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model [****] (the [****] Aircraft) and [****] (collectively and individually Aircraft); and this Supplemental Agreement No. 14 (SA-14) is an amendment to and is incorporated into the Purchase Agreement:

WHEREAS, Customer and Boeing wish to amend the Purchase Agreement for the [****] of one [****] (the [****] Aircraft) from [****].

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1.               Table of Contents.

Remove and replace, in its entirety, the current Table of Contents with the new Table of Contents (attached hereto), to reflect the incorporation of this SA-14 into the Purchase Agreement.

2.               Tables.

2.1           Table [****] Delivery, Description, Price and Advance Payments” is deleted in its entirety and replaced with a new Table [****], “[****] Delivery, Description, Price and Advance Payments” attached hereto to reflect the [****] of the [****] Aircraft.

3.               Miscellaneous.

3.1           The Purchase Agreement is amended as set forth above, and all other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect. Any Tables of Contents, Tables, Supplemental Exhibits, Letter Agreements or other documents that are listed in the Sections above are incorporated into this SA-14 by this reference.

GOT-PA-3780-SA-14	PAGE 1
BOEING PROPRIETARY

3.2           This SA-14 will become effective upon execution and receipt by both Parties on or before November 11, 2021, after which date this SA-14 will be null and void and have no force or effect.

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY	GAC Inc.

[****]	[****]
Signature	Signature

[****]	[****]
Printed name	Printed name

Attorney-in-Fact
Title	Title

GOT-PA-3780-SA-14	PAGE 2
BOEING PROPRIETARY

TABLE OF CONTENTS

Supplemental Agreement NUMBER 14

ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE

[****]	[****] Aircraft Information Table SA-13
[****]	[****] Aircraft Information Table SA-13
[****]	[****] Aircraft Information Table SA-13
[****]	[****] Aircraft Information Table SA-14

EXHIBIT
A	[****] Aircraft Configuration SA-9
A2	[****] Aircraft Configuration SA-10
A3	[****] Aircraft Configuration SA-13
A4	[****] Aircraft Configuration SA-13
A5	[****] Aircraft Configuration SA-13
A6	[****] Aircraft Configuration SA-13
A7	[****] Aircraft Configuration SA-13
A8	[****] Aircraft Configuration SA-13
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables SA-8
CS1.	Customer Support Variables SA-9
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components
GOT-PA-3780-SA-14	PAGE 3
BOEING PROPRIETARY

LETTER AGREEMENTS		SA Number
GOT-PA-3780-LA-1207832	Loading of Customer Software
GOT-PA-3780-LA-1207833	Spare Parts Initial Provisioning
GOT-PA-3780-LA-1207834	Purchase Rights
GOT-PA-3780-LA-1207835R1	[****] Substitution of Model [****] into Model [****] Aircraft	SA-7
GOT-PA-3780-LA-1207836R4	Advance Payments Matters	SA-13
GOT-PA-3780-LA-1207838R1	Promotional Support	SA-3
GOT-PA-3780-LA-1207737R4	Special Matters	SA-13
GOT-PA-3780-LA-1207734R1	[****] Non Excusable Delay	SA-3
GOT-PA-3780-LA-1207839	Demonstration Flight Waiver
GOT-PA-3780-LA-1207840R4	[****] Escalation Program	SA-10
GOT-PA-3780-LA-1207841	Boeing Purchase of Buyer Furnished Equipment
GOT-PA-3780-LA-1207842R1	Open Matters	SA-10
GOT-PA-3780-LA-1207845	AGTA Matters
~~GOT-PA-3780-LA-1207848R5~~	[****] ~~Positions~~	SA-13
GOT-PA-3780-LA-1207735R2	Performance Matters – [****]
GOT-PA-3780-LA-1207830	[****] Guarantee – [****]
GOT-PA-3780-LA-1207847	Aircraft [****] Program
GOT-PA-3780-LA-1501790R1	[****] Substitution of Model [****] into Model [****] Aircraft	SA-7
GOT-PA-3780-LA-1600544	Other Payment Matters	SA-10
GOT-PA-3780-LA-1701805	Seller Purchased Equipment	SA-9
GOT-PA-3780-LA-1804583	[****] Performance Guarantees	SA-10
GOT-PA-3780-LA-1804642R1	[****] Substitution	SA-13
GOT-PA-3780-LA-1804661	[****] Aircraft Purchase [****]	SA-10
GOT-PA-3780-LA-1804029	[****] Escalation Program	SA-10
GOT-PA-3780-LA-1804679	Aircraft Model Substitution [****] to [****]	SA-10
GOT-PA-3780-LA-1804682	Substitution of Model [****]	SA-10
GOT-PA-3780-LA-2102847	Special Matters - [****] Aircraft	SA-13
GOT-PA-3780-LA-2103050	Accommodations Agreement Matters	SA-13
GOT-PA-3780-SA-14	PAGE 4
BOEING PROPRIETARY

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1 1 October 2012

SA-2 4 November 2013

SA-3 2 October 2015

SA-4 2 October 2015

SA-5 6 November 2015

SA-6 Not used 2016

SA-7 19 April 2016

SA-8 5 December 2016

SA-9 22 January 2017

SA-10 12 September 2018

SA-11 21 November 2018

SA-12 23 September 2019

SA-13 31 July 2021

SA-14 11 Nov 2021

GOT-PA-3780-SA-14	PAGE 5
BOEING PROPRIETARY

Table 1-4 To

Purchase Agreement No. PA-03780

[****]

Aircraft Model	Aircraft Rank*	Delivery Month	Exhibit A Reference	[****] Price
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
*Aircraft Rank is provided for administrative purposes only, [****]